                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2004
                                                (November 10, 2004)
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

          Delaware                    001-13403                  84-1032638
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

      4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri            64116
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             (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code        (816) 584-5000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

     On November 10, 2004, American Italian Pasta Company (the "Company")
executed a fourth amendment (the "Fourth Amendment") to the Credit
Agreement by and among the Company, various financial institutions (the
"Lenders") and Bank of America, N.A., as administrative agent, dated as of July 16, 2001 (as previously amended, the "Credit
Agreement").

         Under the terms of the Fourth Amendment, the Company and each of its domestic subsidiaries granted the Lenders a secured interest in substantially all of their personal and real property. Additionally, Consolidated EBITDA was amended to disregard the effects of (i) up to $36,000,000 in certain non-recurring Special Charges, as defined in the Fourth Amendment, (ii) certain non-cash asset impairment charges related to FASB Statement 142, and (iii)
certain non-cash expenses related to the grant of stock options and restricted stock. Additionally, certain of the financial covenant ratios and the Pricing
Schedule were amended.

         There are no material relationships between the parties to the Fourth
Amendment and the Company, any of its affiliates, any director of officer thereof, or any associate of such director or officer, other than under the
Credit Agreement.

         The Fourth Amendment to the Credit Agreement is hereby incorporated by reference and attached hereto as Exhibit 10.1.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

         To the extent applicable, the contents of Item 1.01 above are incorporated into this Item 2.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
           Off-Balance Sheet Arrangement of a Registrant.

         To the extent applicable, the contents of Item 1.01 above are incorporated into this Item 2.01 by reference.

Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits

          10.1 Fourth Amendment, dated as of November 10, 2004, to the Credit
               Agreement, dated July 16, 2001, among American Italian Pasta
               Company, various financial institutions and Bank of America as administrative agent.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN ITALIAN PASTA COMPANY

Date  November 12, 2004
                                            /s/ George Shadid
                                       -----------------------------------------
                                                George Shadid
                                                Executive Vice President

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